UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)	63376 (Zip Code)

(636) 474-5000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Annual Incentive Awards. On March 20, 2012, the Compensation Committee of MEMC Electronic Materials, Inc. (the “Company”) authorized the payment of annual cash incentive awards (i.e., annual bonuses) to each of the Company's executive officers in respect of the year ended December 31, 2011. The annual incentive awards were made pursuant to the MEMC Cash Incentive Plan Covering Executive Officers and the 2011 Annual Incentive Plan. Pursuant to the plan, each executive officer has a threshold, target and maximum bonus amount based on a percentage of annual salary. Receipt of those bonus amounts are based on achievement of quantified metrics for both individual performance and Company performance. The following table illustrates the awards to the Company's principal executive officer, principal financial officer and each of the executive officers that were named in the Company's proxy statement for the Company's 2011 Annual Meeting (the “Named Executive Officers”), in the amounts indicated below:

Name and Position	Threshold Annual Incentive Award	Target Annual Incentive Award	Maximum Annual Incentive Award	Actual Annual Incentive Award	Actual Annual Incentive Award as a Percentage of Target Award	Actual Annual Incentive Award as a Percentage of Maximum Award
Ahmad Chatila, President and Chief Executive Officer	$375,000	$750,000	$1,500,000	$207,000	28%	14%
Tim Oliver, Former Chief Financial Officer (1)	—	—	—	—	—	—
Mark Murphy, Senior Vice President and Chief Financial Officer (2)	$100,000	$200,000	$400,000	$65,400	34%	17%
Ken Hannah, Executive Vice President; President - Solar Energy	$180,500	$356,250	$712,500	$134,000	38%	19%
David Ranhoff, Senior Vice President, Sales & Marketing	$135,000	$270,000	$540,000	$79,900	30%	15%
Stephen O'Rourke, Senior Vice President and Chief Strategy Officer	$87,500	$175,000	$350,000	$58,800	34%	17%
(1) Timothy C. Oliver joined the Company as Chief Financial Officer effective November 2, 2009 and served as Chief Financial Officer of the Company until December 31, 2010. Mr. Oliver was not employed by the Company during any part of fiscal year 2011 and was not eligible to receive a bonus under the MEMC Cash Incentive Plan Covering Executive Officers or the 2011 Annual Incentive Plan.
(2) Mr. Murphy assumed the position of Chief Financial Officer on January 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.
Date:	March 26, 2012	By:	/s/ Bradley D. Kohn
Name: Bradley D. Kohn Title: Senior Vice President, General Counsel and Corporate Secretary